UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2010

MYRIAD PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34275	26-3996918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

305 Chipeta Way

Salt Lake City, UT 84108

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (801) 214-7800

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On March 15, 2010, Myriad Pharmaceuticals, Inc. (“MPI”) issued a press release announcing that the Registration Statement on Form S-4 filed by MPI relating to MPI’s proposed merger with Javelin Pharmaceuticals, Inc. (“Javelin”) has been declared effective by the Securities and Exchange Commission and that mailing of the joint proxy statement/prospectus contained therein will commence shortly. MPI’s Board of Directors has set April 22, 2010 for its Special Meeting of Stockholders to vote on the proposed merger with Javelin and has fixed March 8, 2010 as the record date for the determination of stockholders entitled to notice of, and to vote at, the MPI Special Stockholder Meeting. The MPI Special Stockholder Meeting will be held at MPI’s headquarters at 305 Chipeta Way, Salt Lake City, UT at 10:00 AM (MDT).

Item 9.01	Financial Statements and Exhibits.

(d) The following exhibit is filed with this report:

Exhibit No.	Description

99.1	Press Release issued on March 15, 2010.

IMPORTANT ADDITIONAL INFORMATION AVAILABLE

In connection with the proposed merger of MPI and Javelin, on February 12, 2010, MPI filed with the SEC a registration statement on Form S-4 (File No. 333-164890) (the “S-4”), which, as amended, was declared effective on March 12, 2010. The joint proxy statement/prospectus, dated March 12, 2010, of MPI and Javelin included in the S-4 was filed with the SEC under Rule 424(b) of the Securities Act of 1933 on March 12, 2010 and will be mailed to MPI and Javelin stockholders. Investors and security holders are urged to read the S-4 and the joint proxy statement/prospectus (including all amendments and supplements thereto) and the other relevant material because they contain important information about MPI, Javelin and the proposed merger. The S-4, joint proxy statement/prospectus and other relevant materials, and any and all documents filed by MPI with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by MPI by directing a written request to Myriad Pharmaceuticals, Inc., 305 Chipeta Way, Salt Lake City, UT 84108, Attention: Secretary. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND THE OTHER RELEVANT MATERIALS BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTIONS.

MPI, Javelin and their respective executive officers and directors and other persons may be deemed to be participants in the solicitation of proxies from the stockholders of MPI and Javelin in connection with the proposed merger. Information about the executive officers and directors of MPI and their ownership of MPI common stock is set forth in MPI’s annual report on Form 10-K for the year ended June 30, 2009, filed with the SEC on September 28, 2009. Information regarding Javelin’s directors and executive officers is available in its annual report on Form 10-K for the year ended December 31, 2009, filed with the SEC on March 8, 2010. Certain directors and executive officers of Javelin may have direct or indirect interests in the merger due to securities holdings, pre-existing or future indemnification arrangements and rights to severance payments if their employment is terminated prior to or following the merger. To the extent that any of the MPI or Javelin participants will receive any additional benefits in connection with the merger, the details of those benefits are described in the joint proxy statement/prospectus.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYRIAD PHARMACEUTICALS, INC.

Dated: March 15, 2010	/S/ ADRIAN N. HOBDEN
Adrian N. Hobden, Ph.D.
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued on March 15, 2010.

4